                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                           -------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) July 3, 1996
                                                -----------------------------




                            FAMILY RESTAURANTS, INC.
- ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         33-14051                  33-0197361
- ------------------------------------------------------------------------------
 (State or other                   (Commission)              (IRS Employer
 jurisdiction of                   File Number)           Identification No.)
  incorporation)


               18831 Von Karman Avenue, Irvine, California  92715
- ------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)



                                 (714) 757-7900
- ------------------------------------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                               Page 1 of 13 pages
                            Exhibit Index on page 4

Item 5.       Other Events.

              On July 3, 1996, Family Restaurants, Inc. (the "Registrant") repurchased $150,966,000 aggregate principal amount of its 9-3/4% Senior Notes due 2002 (the "Senior Notes") and $108,600,000 aggregate principal amount of its 10-7/8% Senior Subordinated Discount Notes due 2004 (the "Discount Notes" and together with the Senior Notes, the "Notes") from unrelated third parties in exchange for (or from the proceeds from the sale of) $133,500,000 aggregate principal amount of the 12-1/2% Senior Notes of FRD Acquisition Co. acquired by the Registrant in connection with its previously announced sale of the Registrant's family restaurant division. The Registrant also announced that it had received the requisite consents to certain amendments to the indentures relating to the Notes and had effected such amendments.

              A copy of (i) the press release announcing the completion of such transactions and (ii) the First Supplemental Indentures amending the indentures relating to the Notes, are each attached hereto.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (c)    Exhibits

                     Exhibit No.          Exhibit
                     -----------          -------
                     10.1                 First Supplemental Indenture, dated as of July
                                          3, 1996, between the Registrant and IBJ Schroder
                                          Bank & Trust Company, a New York Banking
                                          corporation, as Trustee

                     10.2                 First Supplemental Indenture, dated as of July 3,
                                          1996, between the Registrant and Fleet National
                                          Bank, as successor by merger to Fleet National
                                          Bank of Massachusetts, formerly known as Shawmut Bank, N.A., as Trustee

                     99.1                 Press release, dated July 3, 1996

                               Page 2 of 13 pages

                                   SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FAMILY RESTAURANTS, INC.



Dated:  July 9, 1996                     By:   /s/ Robert T. Trebing, Jr.
                                               --------------------------------
                                               Name: Robert T. Trebing, Jr.
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


                               Page 3 of 13 pages

                                 EXHIBIT INDEX

Exhibit No.          Description                               Page No.
- -----------          -----------                               --------
10.1                 First Supplemental Indenture, dated           5
                     as of July 3, 1996, between the
                     Registrant and IBJ Schroder Bank &
                     Trust Company, a New York Banking
                     corporation, as Trustee

10.2                 First Supplemental Indenture, dated           9
                     as of July 3, 1996, between the
                     Registrant and Fleet National Bank, as
                     successor by merger to Fleet National
                     Bank of Massachusetts, formerly known
                     as Shawmut Bank, N.A., as Trustee

99.1                 Press release, dated                          12
                     July 3, 1996


                               Page 4 of 13 pages